                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2001

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1998-A
                     ---------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


         United States                         333-36939                           22-2382082
------------------------------        -------------------------------     --------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


         802 Delaware Avenue, Wilmington, Delaware                     19801
         --------------------------------------------------------  ------------
         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-A is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of February 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On February 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).   Exhibits

             Exhibits          Description
             ----------       ---------------

             20.1 Monthly Statement to Certificateholder with respect to the February 15, 2001 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2001

                              By: THE CHASE MANHATTAN BANK,
                                  USA, NATIONAL ASSOCIATION
                                  as Servicer

                              By: /s/ Patricia Garvey
                              -----------------------------------
                              Name: Patricia Garvey
                              Title: Vice President

                        INDEX TO EXHIBITS
                        -----------------

Exhibit No.             Description
---------------         -----------------
20.1                    Statement to  Certificateholders  dated February 15,
                        2001 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of February 1, 1998.

                                                                         Page 1
Chase Manhattan Auto Owner Trust 1998-A
                                                 Statement to Certificateholders
                                                 February 15 2001

        DISTRIBUTION IN DOLLARS
                  ORIGINAL              PRIOR
                   FACE                PRINCIPAL                                                    REALIZED
   CLASS          VALUE              BALANCE          PRINCIPAL     INTEREST          TOTAL            LOSES

A1             238,000,000.00               0.00             0.00           0.00             0.00        0.00
A2             204,000,000.00               0.00             0.00           0.00             0.00        0.00
A3             294,000,000.00               0.00             0.00           0.00             0.00        0.00
A4             246,000,000.00     182,525,078.43    14,331,571.73     882,204.55    15,213,776.28        0.00
B1              30,620,164.79      30,620,164.79             0.00     153,100.82       153,100.82        0.00
TOTALS       1,012,620,164.79     213,145,243.22    14,331,571.73   1,035,305.37    15,366,877.10        0.00




                               CURRENT
               DEFERRED       PRINCIPAL
   CLASS       INTEREST        BALANCE

A1                0.00                0.00
A2                0.00                0.00
A3                0.00                0.00
A4                0.00      168,193,506.70
B1                0.00       30,620,164.79
TOTALS            0.00      198,813,671.49




    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                 PRIOR                                                                   CURRENT                      CURRENT
                  PRINCIPAL                                                               PRINCIPAL           CLASS  PASS THRU
 CLASS           FACTOR            PRINCIPAL         INTEREST          TOTAL             FACTOR                       RATE

A1                    0.00000000        0.00000000        0.00000000        0.00000000        0.00000000     A1        5.549000 %
A2                    0.00000000        0.00000000        0.00000000        0.00000000        0.00000000     A2        5.679000 %
A3                    0.00000000        0.00000000        0.00000000        0.00000000        0.00000000     A3        5.700000 %
A4                  741.97186354       58.25842167        3.58619736       61.84461902      683.71344187     A4        5.800000 %
B1                1,000.00000000        0.00000000        4.99999987        4.99999987    1,000.00000000     B1        6.000000 %
TOTALS              210.48883938       14.15295905        1.02240248       15.17536154      196.33588033


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Maria Inoa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3676
Fax: 212) 946-8552
Email: maria.inoa@chase.com

                                 (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 2
Chase Manhattan Auto Owner Trust 1998-A


                                                                     Statement to Certificateholders
                                                                     February 15 2001

                                                                     Due Period                                        36
                                                                     Due Period Beginning Date                   01/01/01
                                                                     Due Period End Date                         01/31/01
                                                                     Determination Date                          02/09/01

Section 5.8(iii)          Servicing Fee                                                                        177,621.04
Section 5.8(iii)          Servicing Fee per $1000                                                              0.17540737

Section 5.8(iv)           Administration Fee                                                                     1,000.00
Section 5.8(iv)           Administration Fee per $1000                                                         0.00098754

Section 5.8(vi)           Pool Balance at the end of the Collection Period                                 198,813,671.49

Section 5.8(vii)          Repurchase Amounts for Repurchased Receivable
                          By Seller                                                                                  0.00
                          By Servicer                                                                           75,184.52
                          TOTAL                                                                                 75,184.52

Section 5.8(viii)         Realized Net Losses for Collection Period                                            239,547.15

Section 5.8(ix)           Reserve Account Balance after Disbursement                                         7,594,651.24

Section 5.8(x)            Specified Reserve Account Balance                                                  7,594,651.24

Section 5.8(xi)           Total Distribution Amount                                                         15,897,794.21
                          Servicing Fee                                                                        177,621.04
                          Administration Fee                                                                     1,000.00
                          Noteholders Distribution Amount                                                   15,213,776.28
                          Certficateholders Distribution Amount                                                153,100.82
                          Deposit to Reserve Account                                                           352,296.07


                                 (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION